Altegris Managed Futures Strategy Fund

Class A: MFTAX

Class C: MFTCX

Class I: MFTIX

Class O: MFTOX

1-877-772-5838

www.altegrismutualfunds.com

Summary Prospectus October 28, 2015, as amended March 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2015, along with the Fund’s most recent annual report dated June 30, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.altegrismutualfunds.com. You can also obtain these documents at no cost by calling 1-877-772-5838 or by sending an email request to order orderaltegris@geminifund.com.

INVESTMENT OBJECTIVE: The Altegris Managed Futures Strategy Fund (the “Fund”) primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund's secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

FEES AND EXPENSES OF THE FUND: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 72 of the Fund's Prospectus.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class O
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses (1)	0.24%	0.24%	0.24%	0.22%
Total Annual Fund Operating Expenses	1.99%	2.74%	1.74%	1.97%
Fee Waiver (2)	(0.09)%	(0.09)%	(0.09)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver	1.90%	2.65%	1.65%	1.90%
(1)	“Other Expenses” does not include costs associated with over-the-counter derivatives that provide the Fund with exposure to managed futures strategies via Underlying Pools, or the costs associated with the Underlying Pools themselves. While the Fund intends to make some investments in Underlying Pools directly or through AMFS Fund Limited, a wholly owned subsidiary of the Fund and controlled foreign corporation (the “Subsidiary”), such over-the-counter derivatives are the primary manner in which the Fund intends to gain exposure to Underlying Pools. All costs associated with such derivatives, including structuring and financing fees paid to the Fund’s counterparty, as well as the operating expenses, management fees and incentive fees of the associated Underlying Pools, are included in the investment return of these over-the-counter derivatives and represent an indirect cost of investing in the Fund. Based on the notional amount of such over-the-counter derivatives as of June 30, 2015, the Fund was subject to counterparty structuring and financing fees equal of approximately 0.16% (annualized) of Fund assets on such date. These fees are subject to fluctuation depending on prevailing interest rates and the degree to which such over-the-counter derivatives are employed. As of June 30, 2015, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools in which the
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Subsidiary invested, both directly and indirectly through over-the-counter derivatives, were approximately 0.88% of Underlying Pool notional exposure and 22.58% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool. The performance of the Fund is net of all such embedded incentive/performance fees.

(2)	The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2016, to ensure the total annual Fund operating expenses after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))will not exceed 1.90%, 2.65%, 1.65% and 1.90% of average daily net assets attributable to Class A, Class C, Class I and Class O shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

CLASS	1-YEAR	3-YEARS	5-YEARS	10-YEARS
A	$757	$1,155	$1,578	$2,752
C	$268	$842	$1,442	$3,064
I	$168	$539	$935	$2,044
O	$193	$612	$1,056	$2,290

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund's portfolio turnover rate was 179% of the average value of its portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund seeks to achieve its primary investment objective by allocating its assets using two principal strategies:

"Managed Futures" Strategy

The Managed Futures strategy is designed to capture returns related to trends in the commodity and financial futures markets by investing primarily via swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles (collectively, "Underlying Pools"), swap contracts, structured notes or other securities or derivatives. The Fund may execute its Managed Futures strategy directly or through a subsidiary and this discussion relates to such strategy, whether executed directly or through the Subsidiary. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies, without restriction as to issuer, capitalization, country or currency. Each Underlying Pool invests according to a Managed Futures sub-strategy in one or a combination of (1) options, (2) futures, (3) forwards or (4) spot contracts, each of which may be tied to (1) commodities, (2) financial indices and instruments, (3) foreign currencies, or (4) equity indices. Swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective sub-strategies. Through a combination of (i) investing primarily in swap contracts and structured notes having payments linked to the returns of reference assets such as Underlying Pool(s), and also (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts) of Underlying Pool(s), the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund's net assets were invested.

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Managed futures sub-strategies may include investment styles or sub-strategies such as (1) long term trend-following, (2) discretionary macro investing based on economic fundamentals and value, (3) short-term systematic trading, (4) specialized approaches to specific or individual market sectors such as financials, equities, currencies, metals, agricultural and soft commodities and (5) counter-trend or mean reversion strategies. Managed Futures strategy investments will be made without restriction as to issuer capitalization, country, or currency.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies through AMFS Fund Limited, a wholly-owned and controlled foreign subsidiary (the "Subsidiary"). The Subsidiary will invest the majority of its assets in an Underlying Pool or Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. However, the Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund. The Subsidiary and the Fund will comply with all applicable provisions of the 1940 Act on an aggregated basis.

The Fund may also make Managed Futures strategy investments, including in Underlying Pools, swaps or structured notes or other derivatives, outside of the Subsidiary. Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund's adviser. Altegris Advisors, L.L.C. (the “Adviser”) expects that approximately 15% to 25%, of Fund assets will be allocated to and used as collateral for Managed Futures strategy. However, as market conditions change the ranges may be higher or lower.

"Fixed Income" Strategy

The Fixed Income strategy is designed to generate interest income and capital appreciation with the objective to diversify the returns under the Managed Futures strategy. The Fixed Income strategy will invest in a variety of investment grade fixed income securities. The Fixed Income strategy portfolio will maintain an average maturity that ranges between short-term (less than 1 year) and intermediate-term (4-7 years). The Fixed Income strategy will invest primarily in investment grade securities, which the Fund defines as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if, unrated determined to be of comparable quality. The Adviser expects that approximately 70% to 80% of its assets will be allocated to the Fixed Income strategy. However, as market conditions change the range may be higher or lower.

The Adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Managed Futures strategy investments among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity market in general and (2) restricting Fixed Income strategy investments to short-term or medium-term interest income-generating securities that are not expected to have returns that are highly correlated to the equity market in general or the Managed Futures strategy.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's investments as well the Fund's indirect investments in the Subsidiary, securities issued by Underlying Pools, swap contracts and structured notes.

  Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.
  Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
  Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.
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  Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
  Derivatives Risk: The Fund's use of futures, options, options on futures swaps or structured notes directly, and the indirect use of derivative instruments through investments in Underlying Pools, involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions held by Underlying Pools may expire worthless exposing the Fund to potentially significant losses.
  Exchange-Traded Funds (“ETF”) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear.
  Extension Risk: There is a risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
  Fixed Income and Interest Rate Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility. Your investment will decline in value if the value of the Fund's investments decreases.
  Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  Inflation-Indexed Bond Risk: There is a risk that inflation-indexed bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to the same risks as all debt securities.
  Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Junk Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
  Leverage Risk: The Fund directly or indirectly via investments in the Subsidiary and Underlying Pools, will use derivatives such as swaps, structured notes or other derivatives, to increase long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. With respect to investments in Underlying Pools, however, the Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations.
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  Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
  Management Risk: The Adviser's and sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and Fund investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.
  Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
  Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
  Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
  Structured Products and Notes Risk: Structured products and structured notes involve leverage risk, tracking risk, liquidity risk and issuer default risk. Investments in structured notes also involve interest rate risk, credit risk and market risk.
  Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
  Underlying Pool Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to one or more commodity trading advisors or investment advisers, as applicable (“managers”) engaged to trade Managed Futures strategies on behalf of the Underlying Pools (each a “Managed Futures manager”). Those performance based fees will be paid by the Underlying Pools to each Managed Futures manager without regard to the performance of other Managed Futures managers engaged by an Underlying Pool (notwithstanding that a single manager may be employed by two or more Underlying Pools) and without regard to the Underlying Pool’s or the Fund's overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the Managed Futures managers retained by the Underlying Pools will be profitable or avoid losses.
  U.S. Government Securities Risk: The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
  Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

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Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class I, Class A, Class C and Class O shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838. Daily per-class net asset value is available by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	4th Quarter 2014	5.07%
Worst Quarter:	2nd Quarter 2011	(5.31)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2015 was 1.44%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception (8-26-10)	Since Inception (2-1-11)	Since Inception (3-13-13)
Class I Return before taxes	7.15%	(0.52)%	N/A	N/A
Class I Return after taxes on distributions	7.15%	(0.55)%	N/A	N/A
Class I Return after taxes on distributions and sale of Fund shares	4.05%	(0.40)%	N/A	N/A
Class A Return before taxes	0.73%	(2.11)%	N/A	N/A
Class C Return before taxes	6.00%	N/A	(2.94)%	N/A
Class O Return before taxes	6.87%	N/A	N/A	0.70%
BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.08%	0.08%	0.06%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	2.93%	11.21%	6.62%	10.42%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns presented for Class I would be substantially similar to Class A, Class C and Class O because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. After tax returns for Class A and Class C and Class O shares, which are not shown, will vary from those of Class I shares.

Bank of America Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe.

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Investment Adviser: Altegris Advisors, L.L.C.

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Adviser Portfolio Managers: Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2010. Eric Bundonis has been a Portfolio Manager to the Fund since July 2014, and Lara Magnusen has been Portfolio Manager to the Fund since March 2016.

Co-Portfolio Managers	Title
Matthew Osborne	Founder and Chief Investment Officer
Eric Bundonis, CFA	Director of Research and Sourcing
Lara Magnusen	Portfolio Strategist

Sub-Adviser Portfolio Manager: John Tobin, Managing Director of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since June 2011.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or its Adviser may waive any investment minimum.

CLASS	MINIMUM INVESTMENT
	INITIAL	SUBSEQUENT
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
O	$2,500	$250

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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